UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2026

Serve Robotics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42023	85-3844872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

730 Broadway Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 860-1352

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	SERV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 19, 2026, Serve Robotics Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Delight Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), Diligent Robotics, Inc. (“Diligent”) and Andrea Thomaz, an individual, solely in her capacity as the representative of the Indemnifying Securityholders pursuant to which the Company agreed to acquire all of the issued and outstanding equity of Diligent (the “Transaction”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Diligent, with Diligent continuing as the surviving corporation and wholly owned subsidiary of the Company. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Merger Agreement.

Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, the aggregate consideration payable by the Company to the Diligent Stockholders at the closing (the “Closing”) of the Transaction will consist of a number of the Company’s common stock, par value $0.0001 per share (“Common Stock”) with a value of $29.0 million, subject to a net debt adjustment and such other adjustments as set forth in the Merger Agreement (which amount includes potential earnout amount of $5.3 million which may be earned upon the achievement of certain milestones set forth in the Merger Agreement). The total number of shares of Common Stock to be issued to the Diligent Stockholders will be calculated using $14.3794 per share, which is the volume-weighted average price for shares of Common Stock for the 10 trading day period ending on the trading day immediately preceding the date of the signing of the Merger Agreement. At the Closing, all Diligent Options and Diligent Warrants will be cancelled for no consideration.

The Merger Agreement contains customary representations, warranties, covenants, and indemnification obligations of the parties thereto. The parties to the Merger Agreement also agreed to various customary covenants and agreements, including, among others, for Diligent to conduct, subject to certain exceptions, its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the closing of the transactions contemplated by the Merger Agreement.

The completion of the Transaction is subject to the satisfaction of customary closing conditions, including, among other things, the absence of any governmental law or order that makes the Transaction illegal or otherwise prohibits or prevents its consummation; the accuracy of the representations and warranties made by the parties to the Merger Agreement (generally subject to customary materiality thresholds); the absence of a material adverse effect with respect to either the Company or Diligent; and the authorization for listing of the Common Stock to be issued pursuant to the Merger Agreement on Nasdaq.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference. The Merger Agreement has been filed to provide investors and security holders with information regarding its terms. The Merger Agreement is not intended to provide any other factual or financial information about the Company, Diligent or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, and may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, Diligent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 7.01. Regulation FD Disclosure.

On January 20, 2026, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included under this Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements in this Report that do not relate to matters of historical fact should be considered forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “contemplates,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are subject to known or unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements such as those described under the heading “Risk Factors” in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K. All forward-looking statements are based on management’s current estimates, projections, and assumptions, and the Company undertakes no obligation to correct or update any such statements, whether as a result of new information, future developments, or otherwise, except to the extent required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and among Serve Robotics Inc., Delight Merger Sub, Inc., Diligent Robotics, Inc., Inc. and Andrea Thomaz, dated January 19, 2026.*
99.1	Press Release, dated January 20, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVE ROBOTICS INC.

Dated: January 21, 2026	/s/ Brian Read
Brian Read
Chief Financial Officer

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